UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04605

First Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: March 31

Date of reporting period: June 30, 2012

Item 1 – Schedule of Investments.

Consolidated Portfolio of Investments as of June 30, 2012 (Unaudited)

FIRST OPPORTUNITY FUND, INC.

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS (96.3%)
DOMESTIC COMMON STOCKS (42.3%)
Banks (1.2%)
51,965	BBCN Bancorp, Inc.*	$565,899
119,112	NBT Bancorp, Inc.	2,571,628

		3,137,527

Banks & Thrifts (12.0%)
41,290	Alliance Bankshares Corp.*	177,547
27,800	American River Bankshares*	202,384
8,439	Ameris Bancorp*	106,331
406,400	AmeriServ Financial, Inc.*	1,146,048
29,289	Bank of Commerce Holdings	119,499
45,500	Bank of Virginia*	39,130
35,498	Carolina Trust Bank*	106,494
340,815	CCF Holding Co.*(a)	85,204
43,644	Central Valley Community Bancorp*	307,254
18,860	Centrue Financial Corp.*	10,373
12,300	Citizens & Northern Corp.	234,315
60,000	Community Bank*(b)(c)(d)	6,288,600
65,566	Eastern Virginia Bankshares, Inc.*	245,217
4,085	Evans Bancorp, Inc.	67,362
97,200	FC Holdings, Inc.*(b)(c)(d)	–
4,300	First Advantage Bancorp	58,093
39,700	First American International*(b)(c)(d)	761,446
116,276	First Capital Bancorp, Inc.*	272,086
14,321	First Security Group, Inc.*	42,820
66,726	First Southern Bancorp, Inc. - Class B*	513,790
193,261	Florida Capital Group*(b)(c)(d)	1,933
8,211	FNB Bancorp	132,608
155,800	Great Florida Bank - Class A*	43,624
15,300	Great Florida Bank - Class B*	4,437
61,000	Greater Hudson Bank N.A.*	259,250
8,500	Heritage Financial Corp.	124,525
199,918	Heritage Oaks Bancorp*	1,113,543
36,900	ICB Financial*	138,744
2,323	Katahdin Bankshares Corp.	30,199
126,100	Metro Bancorp, Inc.*	1,516,983
905,600	National Bancshares, Inc.*(b)(c)(d)	208,288
4,000	North Dallas Bank & Trust Co.	120,000
30,400	Oak Ridge Financial Services, Inc.*	138,016
1,900	Old Point Financial Corp.	20,520
44,300	OmniAmerican Bancorp, Inc.*	949,349
12,000	Pacific Continental Corp.	106,440
162,090	Pilot Bancshares, Inc.*	293,383
190,540	Republic First Bancorp, Inc.*	398,228
4,500	Shore Bancshares, Inc.	26,730
83,814	Southern First Bancshares, Inc.*	680,570
79,900	Southern National Bancorp of Virginia, Inc.	605,642
302,900	Square 1 Financial, Inc.*(b)(c)(d)	1,771,965
41,122	Valley Commerce Bancorp	452,342
324,189	Wells Fargo & Co.	10,840,880
226,000	Western Liberty Bancorp*	655,400
12,404	Xenith Bankshares, Inc.*	51,476

		31,469,068

Shares	Description	Value (Note 1)
Coal (0.2%)
10,000	Alliance Resource Partners, LP	$561,200

Diversified Financial Services (5.3%)
16,241	Affinity Financial Corp.*(b)(c)(d)	–
276,300	Highland Financial Partners, LP*(b)(d)(e)	–
60,000	Independence Financial Group, Inc.*(b)(c)(d)	438,000
303,800	JPMorgan Chase & Co.	10,854,774
70,215	Mackinac Financial Corp.*	420,588
455,100	Ocwen Structured Investments, LLC*(b)(c)(d)	354,978
25,000	South Street Securities Holdings, Inc.*(b)(d)(e)	746,000
47,960	Tiptree Financial*(b)(d)(e)	1,189,887

		14,004,227

Electric (1.3%)
80,000	PPL Corp.	2,224,800
16,800	Public Service Enterprise Group, Inc.	546,000
12,400	SCANA Corp.	593,216

		3,364,016

Environmental Control (0.3%)
30,000	Republic Services, Inc.	793,800

Healthcare Products (2.4%)
91,800	Johnson & Johnson	6,202,008

Insurance (2.1%)
19,678	Forethought Financial Group, Inc. - Class A*(b)(c)(d)	5,487,014

Mining (1.6%)
119,500	Freeport-McMoRan Copper & Gold, Inc.	4,071,365

Mortgages & REITS (0.7%)
55,000	Coronado First Bank*	511,500
155,504	Newcastle Investment Holdings Corp., REIT*(d)	83,475
87,900	Verde Realty*(b)(c)(d)	1,312,347

		1,907,322

Oil & Gas (0.4%)
30,000	Linn Energy LLC	1,143,000

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	853,662

Pipelines (1.0%)
33,250	Enterprise Products Partners LP	1,703,730
40,000	Penn Virginia Resource Partners, LP	980,000

		2,683,730

Registered Investment Companies (RICs) (0.4%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	688,000
18,727	RMR Real Estate Income Fund	311,617

		999,617

Retail (0.3%)
10,000	Wal-Mart Stores, Inc.	697,200

Savings & Loans (7.7%)
34,100	Appalachian Bancshares, Inc.*(d)	3
10,000	Auburn Bancorp, Inc.*	51,500
15,548	Beacon Federal Bancorp, Inc.	308,317
92,380	Broadway Financial Corp.*(a)	101,618

Shares	Description	Value (Note 1)
Savings & Loans (continued)
3,006	Carver Bancorp, Inc.*	$8,958
11,940	Central Federal Corp.*	18,626
40,846	CFS Bancorp, Inc.	182,582
12,730	Citizens Community Bank*	68,233
33,500	Eagle Bancorp	335,000
20,200	ECB Bancorp, Inc.	189,072
30,000	Fidelity Federal Bancorp*(d)	276,600
43,400	Georgetown Bancorp, Inc.*	291,648
84,989	Hampden Bancorp, Inc.	1,099,758
22,030	HF Financial Corp.	267,444
47,216	Home Bancorp, Inc.*	808,810
88,948	Home Federal Bancorp, Inc.	933,954
57,300	Jefferson Bancshares, Inc.*	134,655
42,000	Liberty Bancorp, Inc.	434,700
15,000	Malvern Federal Bancorp, Inc.	127,500
310,300	MidCountry Financial Corp.*(b)(c)(d)	2,653,065
11,314	Newport Bancorp, Inc.*	155,002
106,998	Ocean Shore Holding Co.	1,353,525
29,100	Old Line Bancshares, Inc.	298,857
79,100	Osage Bancshares, Inc.	597,205
168,810	Pacific Premier Bancorp, Inc.*	1,418,004
165,930	Perpetual Federal Savings Bank(a)	2,157,090
17,500	Privee, LLC*(b)(c)(d)	–
50,200	Provident Financial Holdings, Inc.	578,806
40,650	Redwood Financial, Inc.*(a)	569,100
89,993	River Valley Bancorp(a)	1,394,892
6,300	Royal Financial, Inc.*	16,380
273,079	SI Financial Group, Inc.	3,140,408
13,200	Sound Financial, Inc.*	102,168
100,000	Sterling Eagle Mortgage Investment Company, LLC*(d)	–
110,500	Third Century Bancorp*(a)	281,775

		20,355,255

Technology Hardware & Equipment (4.2%)
584,625	Cisco Systems, Inc.	10,038,011
23,000	Harris Corp.	962,550

		11,000,561

Tobacco Products (0.9%)
42,000	Altria Group, Inc.	1,451,100
11,000	Philip Morris International, Inc.	959,860

		2,410,960

TOTAL DOMESTIC COMMON STOCKS (Cost $141,647,019)		111,141,532

FOREIGN COMMON STOCKS (6.2%)
Banks & Thrifts (0.1%)
5,490	Gronlandsbanken AB	336,414

Food (0.4%)
18,000	Nestle SA	1,072,433

Insurance (0.6%)
11,200	Majestic Capital, Ltd.*	11
6,700	Muenchener Rueckversicherungs AG	942,426
70,457	Phoenix Group Holdings	529,551

		1,471,988

Shares	Description	Value (Note 1)
Iron/Steel (0.3%)
9,000	POSCO, ADR	$723,960

National Stock Exchange (0.5%)
17,776	NSE India, Ltd.*(b)(c)(d)	1,286,717

Oil & Gas (0.6%)
80,000	Pengrowth Energy Corp.	509,600
18,000	Total SA, Sponsored ADR	809,100
8,000	Transocean, Ltd.	357,840

		1,676,540

Pharmaceuticals (3.3%)
24,000	Sanofi	1,814,427
180,300	Sanofi, ADR	6,811,734

		8,626,161

Real Estate (0.4%)
98,000	Cheung Kong Holdings, Ltd.	1,195,006

TOTAL FOREIGN COMMON STOCKS (Cost $19,813,284)		16,389,219

DOMESTIC LIMITED PARTNERSHIPS (22.9%)
1	Bay Pond Partners, LP*(b)(c)(d)	43,696,304
1	J. Caird Partners, LP*(b)(c)(d)	16,508,185

		60,204,489

TOTAL DOMESTIC LIMITED PARTNERSHIPS (Cost $56,167,938)		60,204,489

FOREIGN LIMITED PARTNERSHIPS (23.9%)
1	Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class*(b)(c)(d)	4,532,886
1	North River Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(b)(c)(d)	14,846,133
1	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(b)(c)(d)	43,553,243

		62,932,262

TOTAL FOREIGN LIMITED PARTNERSHIPS (Cost $60,990,788)		62,932,262

DOMESTIC PREFERRED STOCKS (0.6%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(b)(d)(e)	1,689,347

TOTAL DOMESTIC PREFERRED STOCKS (Cost $1,600,000)		1,689,347

DOMESTIC RIGHTS AND WARRANTS (0.1%)
11,940	Central Federal Corp., Right, strike price $1.50, Expires 7/16/12*	9,386
195,000	Dime Bancorp, Inc., Litigation Tracking Warrant, strike price $0.00, Expires 12/26/50*(d)	–
116,276	First Capital Banc, Warrant, strike price $2.00, Expires 02/08/20222*(d)	106,113
262,296	Flagstar Bancorp, Warrant, strike price $1.00, Expires 1/30/19*(d)	141,082

		Value
Shares	Description	(Note 1)
DOMESTIC RIGHTS AND WARRANTS (continued)
24,996	Mackinac Financial, Rights, strike price $5.75, Expires 7/16/12*(d)	$8,637

		265,218

TOTAL DOMESTIC RIGHTS AND WARRANTS (Cost $0)		265,218

Shares/		Value
Par Value	Description	(Note 1)
DOMESTIC CORPORATE BONDS & NOTES (0.3%)
$760,000	Susquehanna Capital II, 11.00%, due 3/23/40	811,300

TOTAL DOMESTIC CORPORATE BONDS & NOTES (Cost $760,000)		811,300

TOTAL LONG TERM INVESTMENTS (Cost $280,979,029)		253,433,367

SHORT TERM INVESTMENTS (3.6%)
Money Market Funds (3.6%)
1,548,224	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	1,548,224
7,900,000	JPMorgan Prime Money Market Fund (7 day Yield 0.170%)	7,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $9,448,224)		9,448,224

TOTAL INVESTMENTS (99.9%) (Cost $290,427,253)		262,881,591
TOTAL OTHER ASSETS LESS LIABILITIES (0.1%)		195,628

TOTAL NET ASSETS (100.0%)		$263,077,219

*	Non-income producing security.
(a)	Affiliated Company. See accompanying Notes to Quarterly Consolidated Portfolio of Investments.
(b)	Indicates a security which is considered restricted. Also see Notes to Quarterly Consolidated Portfolio of Investments.
(c)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of June 30, 2012, these securities had a total value of $143,701,104 or 54.62% of total net assets.

(d)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of June 30, 2012 was $147,942,248 or 56.23% of total net assets.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012 these securities had a total value of $3,625,234 or 1.38% of total net assets.

Percentages are stated as a percent of the Total Net Assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.A. - National Association

REIT - Real Estate Investment Trust

S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets
United States	69.7%
Bermuda	22.2%
France	3.6%
Cayman Islands	1.9%
Switzerland	0.5%
India	0.5%
Hong Kong	0.5%
Germany	0.4%
South Korea	0.3%
Canada	0.2%
Denmark	0.1%
Total assets less other liabilities	0.2%*

See Accompanying Notes to Quarterly Consolidated Portfolio of Investments.

Notes to Quarterly Consolidated Portfolio of Investments

June 30, 2012 (Unaudited)

Note 1. Valuation and Investment Practices

Basis for Consolidation: The First Opportunity Fund (the “Fund”) invests a significant portion of its investments in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies. The accompanying Consolidated Portfolio of Investments includes the investment positions of FOFI 1, Ltd. and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd. invests in J. Caird Partners, LP. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries at June 30, 2012 were $60,169,181 or 22.9% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last quoted sales price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources.

The Board has delegated to the Pricing Committee the responsibility of determining fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser or sub-adviser, does not represent fair value (“Fair Value Securities”). The Pricing Committee, which consists of at least one non-interested director and one senior officer of the Fund, , in consultation with the adviser or sub-adviser’s Valuation Committee, as appropriate, uses various valuation techniques that utilize both observable and unobservable inputs including tangible book value, zero, adjusted NAV, NAV, comparable company approach, comparable company approach less a 10% discount, greater of modified Black Scholes less a 10% discount or Intrinsic Value less 10% discount, book value, last trade, and discounted cash flow models,. In such circumstances, the Valuation Committee of the adviser or sub- The Valuation Committees of the investment adviser and investment sub-adviser are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) recommending to the Pricing Committee and memorializing valuations for Fair Value Securities, and (iv) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund managers according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

The Consolidated Portfolio of Investments includes investments valued at $147,942,248 (56.23% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

¿	Level 1 – Unadjusted quoted prices in active markets for identical investments
¿	Level 2 – Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
¿	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Domestic Common Stocks	$80,694,420	$8,873,514	$21,573,598	$111,141,532
Banks	3,137,527	–	–	3,137,527
Banks & Thrifts	20,670,300	1,766,536	9,032,232	31,469,068
Coal	561,200	–	–	561,200
Diversified Financial Services	10,854,774	420,588	2,728,865	14,004,227
Electric	3,364,016	–	–	3,364,016
Environmental Control	793,800	–	–	793,800
Healthcare Products	6,202,008	–	–	6,202,008
Insurance	–	–	5,487,014	5,487,014
Mining	4,071,365	–	–	4,071,365
Mortgages & REITS	511,500	–	1,395,822	1,907,322
Oil & Gas	1,143,000	–	–	1,143,000
Pharmaceuticals	853,662	–	–	853,662
Pipelines	2,683,730	–	–	2,683,730
Registered Investment Companies (RICs)	999,617	–	–	999,617
Retail	697,200	–	–	697,200
Savings & Loans	10,739,200	6,686,390	2,929,665	20,355,255
Technology Hardware & Equipment	11,000,561	–	–	11,000,561
Tobacco Products	2,410,960	–	–	2,410,960

Foreign Common Stocks	15,102,491	11	1,286,717	16,389,219
Banks & Thrifts	336,414	–	–	336,414
Food	1,072,433	–	–	1,072,433
Insurance	1,471,977	11	–	1,471,988
Iron/Steel	723,960	–	–	723,960
National Stock Exchange	–	–	1,286,717	1,286,717
Oil & Gas	1,676,540	–	–	1,676,540
Pharmaceuticals	8,626,161	–	–	8,626,161
Real Estate	1,195,006	–	–	1,195,006

Domestic Limited Partnerships	–	–	60,204,489	60,204,489
Foreign Limited Partnerships	–	–	62,932,262	62,932,262
Domestic Preferred Stocks	–	–	1,689,347	1,689,347
Domestic Rights and Warrants	–	265,218	–	265,218
Domestic Corporate Bonds & Notes	–	811,300	–	811,300
Short Term Investments	9,448,224	–	–	9,448,224

TOTAL	$105,245,135	$9,950,043	$147,686,413	$262,881,591

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a mean price from a data provider at the end of the period and a close price from a data provider at the beginning of the period. Other financial assets were moved from Level 3 to Level 2 as observable inputs are available for purposes of valuing those assets.

Transfers between Levels 1 and 2 at June 30, 2012 were as follows:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$2,004,221	$(5,337,046)	$5,337,046	$(2,004,221)
Short-Term Investments	-	-	-	-
Total	$2,004,221	$(5,337,046)	$5,337,046	$(2,004,221)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2012	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of June 30, 2012

Domestic Common Stocks	$21,124,331	$ -	$569,267	$ -	$(120,000)	$21,573,598

Foreign Common Stocks	1,385,345	-	(98,628)	-	-	1,286,717
Domestic Limited Partnerships	65,842,570	-	(5,638,081)	-	-	60,204,489
Foreign Limited Partnerships	64,149,927	-	(1,217,665)	-	-	62,932,262

Domestic Preferred Stocks	1,713,829	-	(24,482)	-	-	1,689,347

Domestic Warrants	154,559	-	110,659	-	(265,218)	-

TOTAL	$154,370,561	$ -	$(6,298,930)	$ -	$(385,218)	$147,686,413

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2012:

Quantitative Information about Level 3 Fair Value Measurements

Security Description	Fair Value (USD)	Valuation Technique	Unobservable Inputs	Range
Domestic Common Stocks:

Banks & Thrifts:

	$7,260,267	Comparable Company Approach	Price to Tangible Book Value Multiple	0.13x-1.5x
			Tangible Book Value
			Discount for lack of marketability	10%
			Tangible Book Value
			Discount for lack of marketability	10%
			Tangible Book Value
			Discount for lack of marketability	10%
	1,771,965	Tangible Book Value	Tangible Book Value
Diversified Financial Services:

	$0	Zero	Book Value
	1,189,887	Book Value	Book Value
	438,000	Comparable Company Approach	Price to Tangible Book Value Multiple	0.88x to 1.09x
			Tangible Book Value
			Discount for lack of marketability	10%
	354,978	Adjusted NAV	Capital Balance
	746,000	Tangible Book Value	Tangible Book Value

Insurance:

	$5,487,014	Comparable Company Approach	Price to Book Value Multiple	0.47x to 1.94x
			Book Value
			Discount for lack of marketability	10%

Mortgages & REITS:

	$83,475	Book Value	Book Value
	1,312,347	Net Asset Value	Net Operating Income
			Cap Rate Data	6.5% to 9.5%
			Balance Sheet information

Savings & Loans:

	$276,600	Comparable Company Approach less 10% discount	Price to Tangible Book Value Multiple	0.59x-0.71x
			Tangible Book Value
			Discount for lack of marketability	10%
	2,653,065	Comparable Company Approach	Price to Tangible Book Value Multiple	0.60x to 1.48x
			Tangible Book Value
			Discount for lack of marketability	10%
	0	Zero	Book Value
			Tangible Book Value
Total:	$21,573,598
Foreign Common Stocks:

National Stock Exchange:

	$1,286,717	Comparable Company Approach	Price to Earnings Multiple	21.78x to 23.76x
			Earnings
			Discount for lack of marketability	10%
Total:	$1,286,717

Domestic Limited Partnerships:

	$60,204,489	Net Asset Value	Capital Balance
Total:	$60,204,489

Foreign Limited Partnerships:

	$62,932,262	Net Asset Value	Capital Balance
Total:	$62,932,262

Domestic Preferred Stocks:

	$1,689,347	Discounted Cash	Yield	10.14%
		Flow	Discount for lack of marketability	150bps
Total:	$1,689,347

Domestic Rights and Warrants:

	$0	Zero	Bankruptcy

Level 3 securities consist of the Fund’s investments in Domestic and Foreign Limited Partnerships, Domestic Preferred Stocks, Domestic Rights and Warrants, and Domestic and Foreign Common Stocks in the following industries: Banks & Thrifts, Diversified Financial Services, Insurance, Mortgages & REITS, and Savings & Loans.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Banks & Thrifts are price to tangible book value multiple, tangible book value, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Diversified Financial Services are book value, price to tangible book value multiple, tangible book value, discount for lack of marketability and capital balance. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Insurance are price to book value multiple, book value, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Mortgages & REITS are book value, net operating income, cap rate data, and balance sheet information. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Savings & Loans are price to tangible book value multiple, tangible book value, discount for lack of marketability, and book value. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in National Stock Exchanges are price to earnings multiple, earnings, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable input used in fair value measurement of the Fund’s investments in Domestic and Foreign Limited Partnerships is capital balance. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Domestic Preferred Stocks are yield and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable input used in fair value measurement of the Fund’s investments in Domestic Rights and Warrants is bankruptcy. A change to the inputs of the formula may result in a change to the valuation.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Note 2. Unrealized Appreciation/(Depreciation)

On June 30, 2012, based on cost of $287,927,737 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $30,327,318 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $55,373,464, resulting in net unrealized depreciation of $25,046,146.

Note 3. Transactions With Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/1/12	Purchases	Sales	Ending Share Balance as of 6/30/12	Dividend Income	Realized Gains (Losses)	6/30/12 Market Value

Broadway Financial Corp..	96,980	-	4,600	92,380	$-	$(12,294)	$101,618

CCF Holding Co.	340,815	-	-	340,815	-	-	85,204
Perpetual Federal Savings Bank	165,930	-	-	165,930	26,549	-	2,157,090
Redwood Financial, Inc.	40,650	-	-	40,650	-	-	569,100

River Valley Bancorp	89,993	-	-	89,993	18,899	-	1,394,892

Third Century Bancorp	110,500	-	-	110,500	-	-	281,775

TOTAL					$45,448	$(12,294)	$4,589,679

Note 4. Restricted Securities

As of June 30, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of June 30, 2012 are as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Affinity Financial Corp.	3/24/05	$1,000,000	$-	0.0%
Bay Pond Partners, LP	10/3/11	39,387,185	43,696,304	16.6%
Community Bank	2/12/08	912,100	6,288,600	2.4%
FC Holdings, Inc.	1/5/06	972,000	-	0.0%

First American International	11/29/05	1,052,050	761,446	0.3%
Florida Capital Group	8/23/06	2,203,175	1,933	0.0%
Forethought Financial Group, Inc. - Class A	11/13/09	4,066,780	5,487,014	2.1%
Highland Financial Partners, LP	10/18/06	4,558,950	-	0.0%
Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class	10/3/11	4,341,847	4,532,886	1.7%
Independence Financial Group, Inc.	9/13/04	480,000	438,000	0.2%
J. Caird Partners, LP	10/3/11	16,780,753	16,508,185	6.3%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,689,347	0.6%
MidCountry Financial Corp.	10/22/04	4,654,500	2,653,065	1.0%
National Bancshares, Inc.	6/6/06	2,128,160	208,288	0.1%
North River Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	16,605,291	14,846,133	5.6%
NSE India, Ltd.	4/30/10	1,517,269	1,286,717	0.5%
Ocwen Structured Investments, LLC	3/20/07 - 8/27/07	1,399,433	354,978	0.1%
Privee, LLC	11/17/04	2,362,500	-	0.0%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	746,000	0.3%
Square 1 Financial, Inc.	5/3/05	3,029,000	1,771,965	0.7%

Tiptree Financial	6/4/07-7/10/09	2,058,848	1,189,887	0.5%
Verde Realty	2/16/07	2,900,700	1,312,347	0.5%
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	40,043,650	43,553,243	16.6%

		$ 156,554,191	$147,326,338	56.1%

Note 5. Investments in Limited Partnerships

As of June 30, 2012, the Fund held investments in limited partnerships. The Fund’s investments in the limited partnerships are reported on the Consolidated Portfolio of Investments under the sections titled Domestic Limited Partnerships and Foreign Limited Partnerships.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. The following table summarizes the Fund’s investments in limited partnerships as of June 30, 2012.

Description	% of Net Assets as of 6/30/12	Value as of 6/30/12	Net Unrealized Gain/ (Loss) as of 6/30/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Bay Pond Partners, LP	16.6%	$43,696,304	$4,309,119	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice

Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class	1.7%	4,532,886	191,039	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
J. Caird Partners, LP	6.3%	16,508,185	(272,568)	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
North River Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	5.6%	14,846,133	(1,759,158)	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Wolf Creek Investors (Bermuda) LP, a Wellington Management (Bermuda), Ltd. share class	16.6%	43,553,243	3,509,593	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Total	46.8%	$123,136,751	$5,978,025

The Fund did not have any outstanding unfunded commitments as of June 30, 2012.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	First Opportunity Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 29, 2012

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	August 29, 2012